Report of Independent Registered
 Public Accounting Firm

To the Shareholders and
Board of Trustees of
Federated Municipal High
Yield Advantage Fund Inc

In planning and performing
our audit of the financial
statements of Federated Municipal
High Yield Advantage
Fund Inc the Fund as of and
for the year ended August 31
2006 in accordance with the
standards of the Publ
 Company Accounting Oversight
Board United States we
considered its internal
control over financial reporting
including control
activities for safeguarding
securities as a basis for
 designing our
auditing procedures for
the purpose of expressing
our opinion on the financial
statements
and to comply with the
 requirements of Form
NSAR but not for the
purpose of
expressing an opinion
on the effectiveness of
the Fund's internal control
over financial
reporting  Accordingly
we express no such opinion

The management of the Fund
is responsible for establishing
and maintaining effective
internal control over financial
reporting  In fulfilling this
 responsibility estimates and
judgments by management are
required to assess the
expected benefits and related
costs
of controls A company's internal

control over financial reporting
is a process designed to
provide reasonable assurance
regarding the reliability
of financial reporting and the
preparation of financial
statements for external
purposes in accordance
with generally
accepted accounting principles
Such internal control
includes policies and procedures
that provide reasonable
assurance regarding prevention
or timely detection of
unauthorized acquisition
use or disposition of a
company's assets that could
 have a
material effect on the
financial statements

Because of its inherent
 limitations internal
 control over financial
 reporting may not
prevent or detect
misstatements Also
 projections of any
evaluation of effectiveness
 to
future periods are
subject to the risk
that controls may become
inadequate because of
changes in conditions
 or that the degree of
compliance with the
policies or procedures
may deteriorate

A control deficiency
 exists when the design
or operation of a control
does not allow
management or employees
in the normal course
of performing their
assigned functions
to prevent or detect
misstatements on a timely
 basis  A significant
deficiency is a control
deficiency or combination of
control deficiencies that
adversely
affects the company's
ability to initiate authorize
record process or report external
 financial data reliably in
accordance with generally
accepted accounting principles
such that there is more than a
remote likelihood that a
misstatement of the company's
 annual or interim financial
statements that is more than
inconsequential will not be
prevented or detected  A
material weakness is a significant
 deficiency or combination of
significant deficiencies
that results in more than a remote
likelihood that a material
misstatement
of the annual or
interim financial statements
will be not prevented or detected
Our consideration of the Fund's
internal control over financial
reporting was for the
limited purpose described in the
first paragraph and would not
necessarily disclose all
deficiencies in internal control
that might be significant
deficiencies or material
weaknesses under standards
established by the Public
Company Accounting Oversight
Board United States  However
we noted no deficiencies in
the Fund's internal control
over financial reporting and
its operation including controls
for safeguarding securities
that we consider to be a material
weakness as defined above as of August
 31 2006
This report is intended solely for the
information and use of management
and the Board
of Trustees of the Fund and the
Securities and Exchange Commission
and is not intended
to be and should not be used by
anyone other than these specified parties



								sERNST  YOUNG LLP


Boston Massachusetts
October 13 2006